UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  May 15, 2006


                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)



            Delaware                1-8351               31-0791746
        (State or other    (Commission File Number)    (I.R.S. Employer
         jurisdiction of                                Identification
         incorporation)                                    Number)



          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
         (Address of principal executive offices)             (Zip Code)


               Registrant's telephone number, including area code:
                                 (513) 762-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 230.425)



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Item 1.01    Entry Into A Material Definitive Agreement

On May 15, 2006 the Board Of Directors of Chemed Corporation ("Board") reviewed compensation for the Board's non-employee directors. The Board increased the annual retainer fee for Board members from $18,000 to $20,000 and increased the annual unrestricted awards of Chemed capital stock to non-employee directors from 400 to 1,000 shares, paid on May 15, 2006. Employee directors continue to receive an annual award of 400 shares. Directors may elect deferral of the cash equivalent of the 1,000 shares.

The Board made no other changes to the annual retainer and meeting fee schedules for non-employee directors. These schedules as so revised are shown below.

Annual Retainer Schedule
------------------------

Retainer for each director                                    $ 20,000
Committee retainer
       Audit Committee Chair                                  $ 20,000
       Audit Committee member                                 $ 10,000
       Compensation/Incentive Committee Chair                 $  5,250
       Compensation/Incentive Committee member                $  3,500
       Nominating Committee member                            $  7,000

Meeting Fee Schedule
--------------------

Board Meeting                                                 $  3,000
Executive Committee meeting                                   $  1,000
Audit and Compensation/Incentive Committee meeting            $  1,000
Audit and Compensation/Incentive Committee meeting
       held on the same day as Board meeting                  $    500

Non-employee directors continue to be eligible to participate in a deferred compensation plan, and to receive the other director benefits described in our proxy statement for the 2006 annual meeting of shareholders that was held on May 15, 2006.

On May 15, 2006 the Chemed Corporation's shareholders approved adoption of the 2006 Stock Incentive Plan, under which options to purchase capital stock and awards of such stock may be made to executive officers and directors. The plan is described in the Company's Proxy Statement for the Annual Meeting of Shareholders held May 15, 2006.


Item 8.01    Other Events

The Registrant announced May 15, 2006 that, effective May 15, 2006 it has increased the number of authorized shares from 40 million to 80 million. The Registrant's press release, dated May 15, 2006 and its amendment are attached as exhibits to this report.



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



Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits

             c) Exhibits
                ( 3.1) Certificate of Amendment to Certificate of Incorporation. (99.1) Registrant's press release dated May 16, 2006.





                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHEMED CORPORATION


Dated:   May 16, 2006           By:  /s/ Arthur V. Tucker, Jr.
        -------------               ---------------------------
                                     Arthur V. Tucker, Jr.
                                     Vice President and Controller
















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